UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 5, 2008
Post Properties, Inc.
Post Apartment Homes, L.P.
(Exact name of registrant as specified in its charter)
Georgia
Georgia
(State or other jurisdiction of incorporation)
1-12080
0-28226
(Commission File Number)
58-1550675
58-2053632
(IRS Employer Identification Number)
4401 Northside Parkway, Suite 800, Atlanta, Georgia 30327
(Address of principal executive offices)
Registrant’s telephone number, including area code (404) 846-5000
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
On February 4, 2008, Post Properties, Inc. and Post Apartment Homes, L.P. (collectively referred to as the “Registrants”), issued an Earnings Release and Supplemental Financial Data announcing their financial results for the quarterly period ended December 31, 2007. The Earnings Release and Supplemental Financial Data contain information about the Registrants’ financial condition and results of operations for the quarterly period ended December 31, 2007. A copy of the Earnings Release is attached hereto as Exhibit 99.1 and is incorporated by reference herein in its entirety. A copy of the Supplemental Financial Data is attached hereto as Exhibit 99.2 and is incorporated by reference herein in its entirety.
Item 9.01. Financial Statements and Exhibits.
99.1	Earnings Release

99.2	Supplemental Financial Data

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
     Dated: February 5, 2008

POST PROPERTIES, INC.

By:	/s/ David P. Stockert

David P. Stockert
President and
Chief Executive Officer

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
     Dated: February 5, 2008

POST APARTMENT HOMES, L.P.

By:	POST GP HOLDINGS, INC.,
as General Partner

By: /s/ David P. Stockert

David P. Stockert
President and
Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Earnings Release

99.2	Supplemental Financial Data